                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                October 1, 1996
                                    --------------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                               0-13265                       59-2225346
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105 Columbia, South Carolina    29201
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:         (803) 252-3661
                                                     --------------------------

                            No Change
     (Former name or former address, if changed since last report.)






This document contains a total of 21 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on October 11, 1996 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            a)     Financial Statements of Business Acquired

                  The financial statements for H.A. Langston, Jr., M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

            b)     Pro Forma Financial Information

                  The pro forma financial information for H.A. Langston, Jr., M.D., P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information included herein in response to Item 7(a) above.

            c)     Exhibits

                  The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on October 11, 1996.

                  Exhibit 2.1 - Asset Purchase Agreement dated and executed on September 30, 1996, to be effective as of October 1, 1996 by and between H.A. Langston, Jr., M.D., P.A. and UCI Medical Affiliates of South Carolina, Inc.

                             FINANCIAL STATEMENTS OF
                        H. A. LANGSTON, JR., M. D., P. A.

                        AS OF DECEMBER 31, 1995 AND 1994

                                    CONTENTS




                                                                                                Page

Financial Statements of H. A. Langston, Jr., M. D., P. A.  as of
 December 31, 1995 and 1994.....................................................................6-12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
      Combining Balance Sheet at September 30, 1995...............................................13
      Note to Combining Balance Sheet.............................................................14
      Combining Statement of Operations and Accumulated Deficit
           for year ended September 30, 1995......................................................15
      Note to Combining Statement of Operations...................................................16

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
      Combining Balance Sheet at June 30, 1996....................................................17
      Note to Combining Balance Sheet.............................................................18
      Combining Statement of Operations and Accumulated Deficit
          for the nine months ended June 30, 1996.................................................19
      Note to Combining Statement of Operations...................................................20

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of H. A. Langston, Jr., M. D.,
P. A. as of December 31, 1995 and 1994 and the related statements of operations, changes in owner's equity, and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H. A. Langston, Jr., M. D., P.
A. as of December 31, 1995 and 1994, and the results of operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of H. A. Langston, Jr., M. D., P. A. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.


               THE ORIGINAL SIGNED OPINION LETTER IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.


Columbia, South Carolina
October 24, 1996

                        H. A. LANGSTON, JR., M. D., P. A.
                                 BALANCE SHEETS

                                  December 31,




                                                                                   1995       1994
                                                                                ---------   -------
ASSETS
Current assets:
   Cash and cash equivalents                                                      $ 7,409   $14,131
   Accounts receivable, net                                                        12,973    28,470
                                                                                  -------   -------
            Total current assets                                                   20,382    42,601

Office and equipment, net                                                           5,755     4,905
Other assets, advances to employees                                                   379       379
                                                                                  -------   -------
                                                                                    6,134     5,284
                                                                                  -------   -------

            Total assets                                                          $26,516   $47,885
                                                                                  =======   =======

LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable and accrued expenses                                          $ 1,299   $ 1,866
   Other accrued liabilities                                                          970     5,971
                                                                                  -------   -------
            Total current liabilities                                               2,269     7,837
                                                                                  -------   -------
            Total liabilities                                                       2,269     7,837
                                                                                  -------   -------

Equity
      Capital stock, $5 par value, 300 shares authorized; 100 shares issued and
         outstanding                                                                  500       500
      Retained earnings                                                            23,747    39,548
                                                                                  -------   -------
            Equity                                                                 24,247    40,048
                                                                                  -------   -------

            Total liabilities and stockholder's equity                            $26,516   $47,885
                                                                                  =======   =======


   The accompanying notes are an integral part of these financial statements.

                        H. A. LANGSTON, JR., M. D., P. A.
                            STATEMENTS OF OPERATIONS

                        for the years ended December 31,




                                               1995         1994
                                            ---------    ---------

Net medical revenue                         $ 251,211    $ 344,295
Operating costs                               225,314      281,201
                                            ---------    ---------
            Operating margin                   25,897       63,094

General and administrative expenses            40,416       57,276
Depreciation and amortization                   1,282          848
                                            ---------    ---------
            Income (loss) from operations     (15,801)       4,970

Interest expense, net                            --           --
                                            =========    =========
            Net income (loss)               $ (15,801)   $   4,970
                                            =========    =========





   The accompanying notes are an integral part of these financial statements.

                        H. A. LANGSTON, JR., M. D., P. A.
                         STATEMENTS OF CHANGES IN EQUITY

                 for the years ended December 31, 1995 and 1994




                              Common    Retained
                               Stock    Earnings      Total
                            ----------  --------    --------
June 1, 1994                 $    500   $ 34,578    $ 35,078

Net income                       --        4,970       4,970

                             --------   --------    --------
Balance, December 31, 1994        500     39,548      40,048


Net Loss                         --      (15,801)    (15,801)
                             --------   --------    --------

Balance, December 31, 1995   $    500   $ 23,747    $ 24,247
                             ========   ========    ========




   The accompanying notes are an integral part of these financial statements.

                        H. A. LANGSTON, JR., M. D., P. A.
                            STATEMENTS OF CASH FLOWS

                        for the years ended December 31,




                                                            1995         1994
                                                         ----------   ---------
OPERATING ACTIVITIES:
Net income (loss)                                         $(15,801)   $  4,970
Adjustments to reconcile net income to cash provided by operating activities:

     Depreciation and amortization                           1,282         848
Changes in operating assets and liabilities:
     Accounts receivable                                    15,497      (5,477)
     Other accrued liabilities                              (5,001)    (10,338)
     Accounts payable and accrued expenses                    (567)        930
                                                          --------    --------
            Cash provided by operating activities           (4,590)     (9,067)

INVESTING ACTIVITIES:
Purchases of property and equipment, net                    (2,132)     (1,797)
                                                          --------    --------
            Cash used by investing activities               (2,132)     (1,797)


Net decrease in cash and cash equivalents                   (6,722)    (10,864)
Cash and cash equivalents, beginning of period              14,131      24,995
                                                          ========    ========
Cash and cash equivalents, end of period                  $  7,409    $ 14,131
                                                          ========    ========

Supplemental cash flow information:
     Cash paid for interest                               $   --      $   --
                                                          ========    ========



   The accompanying notes are an integral part of these financial statements.

                        H. A. LANGSTON, JR., M. D., P. A.

                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Henry A. Langston, Jr., M. D. is the sole stockholder of H. A. Langston, Jr., M. D., P. A. ("Langston") located in Aiken, South Carolina. Dr. Langston operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life. The practice was organized and commenced operations on July 1, 1971. The accompanying financial statements represent the financial activities of the practice for the periods indicated.

The financial statements have been prepared solely from the accounts of Langston and do not include the personal accounts of Henry A. Langston, M.D. or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

ACCOUNTS RECEIVABLE

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectibility and historical payment percentages.

OFFICE AND  EQUIPMENT

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

                        H. A. LANGSTON, JR., M. D., P. A.

                          NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

As provided by the Internal Revenue Code, Langston has elected S Corporation status. Under this election, net income from Langston is reported in the stockholder's individual federal and state income tax returns along with the stockholder's other items of income and expense for the period. Langston is not a taxpaying entity for purposes of federal and state income taxation. Accordingly, provisions for income taxes have not been recorded in Langston's financial statements.

CASH EQUIVALENTS

Langston considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of accounts receivable, and accrued expenses payable are estimated by management to approximate their respective carrying values.

2.  OFFICE AND MEDICAL EQUIPMENT

Office and medical equipment consists of the following at December 31, 1995 and 1994:


                                                     1995      1994
                                                  -------   -------

Office and medical equipment                      $48,840   $46,708
Less, accumulated depreciation and amortization    43,085    41,803
                                                  -------   -------
                                                  $ 5,755   $ 4,905
                                                  =======   =======

3.  RELATED PARTY TRANSACTIONS

Henry A. Langston, Jr., M. D., the sole stockholder, participates in the medical activities of Langston. All payments for services and benefits to Henry A. Langston, Jr., M. D. are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, amounts paid to the stockholder were $123,111 and $172,731, respectively.

                        H. A. LANGSTON, JR., M. D., P. A.

                          NOTES TO FINANCIAL STATEMENTS


3.  RELATED PARTY TRANSACTIONS (CONTINUED)

Langston leases its medical office facilities under an operating lease executed with the stockholder. The terms of the lease provide that Langston will pay all insurance, taxes and utilities. During 1995 and 1994, lease expense paid to Dr. Langston was $18,000 and $22,500, respectively.

4.  CONCENTRATION OF CREDIT RISK

In the normal course of providing health care services, Langston extends credit to patients in the Aiken, South Carolina area without requiring collateral. Each individual's ability to pay balances due Langston is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues are dependent on third-party payors and include Medicare and private insurance companies. The amount of loss Langston would incur in the event of non-payment by the counter party is the amount of the patient billing.

5.  CONTINGENCIES

At December 31, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against Langston that could result in losses, if any, that would be material to the financial statements.

6.  SUBSEQUENT EVENT

On October 1, 1996, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired certain office and medical equipment and substantially all of Langston's assets (including patient lists and goodwill) for $80,000 consisting of $10,000 cash and the issuance of a $70,000 interest bearing promissory note. In addition, UCI executed a lease with Dr. Langston for the lease of Langston's office facilities for a period commencing October 1, 1996 and ending September 30, 2001.

As a condition of the above transaction, Henry A. Langston, Jr., M. D. entered into an employment agreement for a one year period and an agreement not-to-compete with UCI for a period of three years.

                          UCI MEDICAL AFFILIATES, INC.
                        PRO FORMA COMBINING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and H. A. Langston, Jr., M. D., P. A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of H. A. Langston, Jr.,
M. D., P. A. after giving effect to the pro forma adjustments described in Note
1. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                                              H. A.
                                         UCI Medical        Langston,
                                         Affiliates,       Jr., M. D.,          Pro Forma             Pro Forma
                                           Inc.              P. A. .           Adjustments             Combined
                                      ----------------  -----------------     --------------      -------------------
ASSETS
Cash and cash equivalents                $ 76,513         $    7,409        $     (10,000)(a)        $    106,513
                                                                                   40,000 (c)
                                                                                   (7,409)(b)
Accounts receivable - net               2,343,325             12,973                   --               2,356,298
Medical supplies inventory                265,068                 --                   --                 265,068
Deferred taxes                            491,543                 --                   --                 491,543
Prepaids and other assets                 282,060                 --                   --                 282,060
Goodwill                                3,578,371                 --               (4,085)(d)           3,635,558
                                                                                   61,272 (a)
Property and equipment, net             2,795,384              5,755                   --               2,801,139
Deferred taxes                            120,639                 --                   --                 120,639
Other assets                              262,768                379                 (379)(b)             262,768
                                    =================     =============     ==============        ===================
            Total assets             $ 10,215,671         $   26,516        $      79,399         $    10,321,586
                                    =================     =============     ==============        ===================

LIABILITIES AND CAPITAL
Current portion - long-term debt
                                      $ 1,244,603         $       --        $      33,562 (a)     $     1,278,165
Accounts payable                        1,652,792              1,299               (1,299)(b)           1,652,792
Accrued payroll                           498,791                 --                   --                 498,791
Other accrued liabilities                 445,362                970                 (970)(b)             445,362
Long-term debt, net of current
                                        3,121,098                 --               36,438 (a)           3,157,536
Common stock                              175,408                500                 (500)(b)             175,408

Paid-in capital                         9,694,256                 --                   --               9,694,256
Accumulated earnings (deficit)         (6,616,639)            23,747              (23,747)(b)          (6,580,724)
                                                                                   35,915 (e)
                                    =================     =============     ==============        ===================
           Total liabilities and
           capital                   $ 10,215,671         $   26,516        $      79,399         $    10,321,586
                                    =================     =============     ==============        ===================

                          UCI MEDICAL AFFILIATES, INC.
                    NOTE TO PRO FORMA COMBINING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of H. A. Langston, Jr., M. D., P. A. by UCI Medical Affiliates, Inc. for an aggregate price of $80,000. The purchase occurred on October 1,1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and H. A. Langston, Jr., M. D., P. A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a)         Assets acquired and liabilities assumed are summarized as follows:

            $       5,755             Furniture and equipment
                   12,973             Accounts receivable
                   61,272             Goodwill
                  (70,000)            Notes payable
            ===================
            $      10,000             Cash paid at closing
            ===================

            $33,562 of the note payable is recorded as currently due, $36,438 is recorded as non-current.

(b)         Cash ($7,409), and employee advances ($379) were not acquired.
            Accounts payable ($1,299), accrued liabilities ($970), and prior owner's equity ($23,747) were not acquired or assumed.

(c) Net decrease in fee for physician services of $40,000 annually based on service agreement for twelve months.

(d) Goodwill in the amount of $61,272 is amortized over 15 years. One year's amortization is $4,085.

(e) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI MEDICAL AFFILIATES, INC.
       PRO FORMA COMBINING STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED SEPTEMBER 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Company's Annual Report and H. A. Langston, Jr., M. D., P.A.. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of H. A. Langston, Jr., M. D. , P. A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.





                                            UCI Medical                  H. A.
                                            Affiliates,              Langston, Jr.,           Pro Forma               Pro Forma
                                                Inc.                  M. D., P.A.            Adjustments               Combined
                                      ---------------------        ------------------     ---------------          ----------------
Revenue                                    $ 17,987,147            $    251,211           $         --             $  18,238,358
Operating costs                              18,180,080                 225,314                (40,000)   (a)         18,365,394
                                      ---------------------        ------------------     ---------------          ----------------
Operating margin                               (192,933)                 25,897                 40,000                  (127,036)

General and administrative expenses

                                                 87,616                  40,416                     --                   128,032
Depreciation and amortization
                                                579,224                   1,282                  4,085    (b)            584,591
                                      ---------------------        ------------------     ---------------          ----------------
Loss from operations                           (859,773)                (15,801)                35,915                  (839,659)

Interest expense, net                           505,459                      --                     --                   505,459
Gain on equipment                                 5,493                      --                     --                     5,493
                                      ---------------------        ------------------     ---------------          ----------------

Loss before income tax                       (1,359,739)                (15,801)                35,915                (1,339,625)
Benefit for income taxes                             --                      --
                                      ---------------------        ------------------     ---------------          ----------------

Net loss                                     (1,359,739)                (15,801)                35,915                (1,339,625)

Accumulated deficit - beginning of
   year                                      (5,256,896)                 39,548                     --                (5,217,348)
                                      ---------------------        ------------------     ---------------          ----------------

Accumulated deficit - end of year
                                           $ (6,616,635)           $     23,747                     --             $  (6,556,973)
                                      =====================        ==================     ===============          ================

Earnings per common and common equivalent share:
     Net income                                $ (.43)                      (c)                     --             $        (.43)
                                      =====================        ==================     ===============          ================

Weighted average shares of common
   stock outstanding
                                              3,136,544                     (c)                     --                 3,136,544
                                      =====================        ==================     ===============          ================

                          UCI MEDICAL AFFILIATES, INC.
   NOTE TO PRO FORMA COMBINING STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED SEPTEMBER 30, 1995
                                   (Unaudited)

1. The pro forma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in professional salaries based on non-competition agreement between Henry A. Langston, Jr. M. D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Not applicable; H. A. Langston, Jr., M. D., P. A. was not required to, and did not, compute earnings per share.

                          UCI MEDICAL AFFILIATES, INC.
                        PRO FORMA COMBINING BALANCE SHEET
                                  JUNE 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1996 per the Company's Form 10QSB and H. A. Langston, Jr., M.D., P. A. as of December 31, 1995 appearing in item 7a of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of H. A. Langston, Jr.,
M. D., P. A. after giving effect to the pro forma adjustments described in Note
1. This statement should be read in conjunction with each entity's financial statements and footnotes.




                                               UCI Medical             H. A.
                                                Affiliates,         angston, Jr.,          Pro Forma             Pro Forma
                                                   Inc.             M. D., P. A.          Adjustments            Combined
                                           ------------------     ----------------     ---------------        ----------------
ASSETS
Cash and cash equivalents                  $            --        $     7,409          $    (10,000)  (a)
                                                                                             (7,409)  (b)
                                                                                             30,000   (c)
                                                                                             (3,655)  (e)     $     16,345
Accounts receivable - net                        3,719,712             12,973                    --              3,732,685
Medical supplies inventory                         267,356                 --                    --                267,356
Deferred taxes                                     301,146                 --                    --                301,146
Prepaids and other assets                          393,056                 --                    --                393,056
Goodwill                                         5,901,923                 --                61,272   (a)
                                                                                             (3,060)  (d)        5,960,135
                                                                                                  --
Property and equipment, net                      3,001,552              5,755                    --              3,007,307
Deferred taxes                                     486,036                 --                    --                486,036
Other assets                                       271,013                379                  (379)  (b)          271,013
                                           ==================     ================     ===============        ================
            Total assets                   $    14,341,794        $    26,516          $     66,769           $ 14,435,079
                                           ==================     ================     ===============        ================

LIABILITIES AND CAPITAL
Current portion - long-term debt
                                           $     1,720,302        $        --          $     33,562   (a)     $  1,753,864
Accounts payable                                 1,419,726              1,299                (1,299)  (b)        1,419,726
Accrued payroll                                    225,933                 --                    --                225,933
Other accrued liabilities                          260,712                970                  (970)  (b)          260,712
Long-term debt, net of current
                                                 2,910,388                 --                36,438   (a)        2,946,826
Common stock                                       240,375                500                  (500)  (b)          240,375

Paid-in capital                                 13,732,333                 --                    --             13,732,333
Accumulated earnings (deficit)                  (6,167,975)            23,747               (23,747)  (b)
                                                                                             23,285   (f)       (6,144,690)
                                           ==================     ================     ===============        ================
Total liabilities and  capital             $    14,341,794        $    26,516          $     66,769           $ 14,435,079
                                           ==================     ================     =================      ================

                          UCI MEDICAL AFFILIATES, INC.
                    NOTE TO PRO FORMA COMBINING BALANCE SHEET
                                  JUNE 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of H. A. Langston, Jr., M. D., P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $80,000. The purchase occurred on October 1,1996. The combining balance sheet reflects the balances of UCI at June 30, 1996 and H. A. Langston, Jr., M. D., P. A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a)      Assets acquired and liabilities assumed are summarized as follows:

                    $     5,755             Furniture and equipment
                         12,973             Accounts Receivable
                         61,272             Goodwill
                        (70,000)            Notes payable
                    =================
                    $    10,000             Cash paid at closing
                    =================

         $33,562 of the note payable is recorded as currently due, $36,438 is recorded as non-current.

(b) Cash ($7,409) and employee advances ($379) were not acquired. Accounts payable ($1,299), other accrued liabilities ($970), and prior owner's equity ($23,747) were not acquired or assumed.

(c) Dr. Langston, Jr. will only be employed on a part-time basis. Salaries no longer included are $30,000 for the nine-month period.

(d) Goodwill in the amount of $61,272 is amortized over 15 years. Nine months amortization is $3,060.

(e)      Interest expense for nine months of $3,655 is recorded as paid in cash.

(f) Changes in Langston's equity as a result of adjustments on pro forma statement of operations.

                          UCI MEDICAL AFFILIATES, INC.
       PRO FORMA COMBINING STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                     FOR THE NINE MONTHS ENDED JUNE 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. for the nine months ended June 30, 1996 per the Company's Form 10QSB and H. A. Langston, Jr., M. D., P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of H. A. Langston, Jr., M. D., P. A., after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1996 for H. A. Langston, Jr., M. D., P. A. is estimated since Langston did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.



                                            UCI Medical
                                            Affiliates,           H. A. Langston,       Pro Forma            Pro Forma
                                               Inc.              Jr., M. D., P. A.     Adjustments           Combined
                                          -----------------     -----------------     ------------        -------------
Revenue                                   $ 17,003,582          $    188,406          $       --          $ 17,191,988
Operating costs                             15,513,107               168,985             (30,000) (a)       15,652,092
                                          -----------------     -----------------     ------------        -------------
Operating margin                             1,490,475                19,421              30,000             1,539,896

General and administrative expenses
                                                90,364                30,312               3,060  (b)          123,736
Depreciation and amortization
                                               687,819                   961                  --               688,780
                                          -----------------     -----------------     ------------        -------------
Income from operations                         712,292               (11,852)             26,940               727,380

Interest expense, net                          427,327                    --               3,655  (c)          430,982
Gain on equipment                               (2,105)                   --                  --                (2,105)
                                          -----------------     -----------------     ------------        -------------

Income before income tax                       287,070               (11,852)             23,285               298,503
Benefit for income taxes                       161,594                    --                  --               161,594
                                          -----------------     -----------------     ------------        -------------

Net income (loss)                              448,664               (11,852)             23,285               460,097
Accumulated deficit - beginning of year
                                            (6,616,639)                   --                  --            (6,604,787)
                                          -----------------     -----------------     ------------        -------------

Accumulated deficit - end of period
                                          $ (6,167,975)                   --                  --          $ (6,144,690)
                                          =================     =================     ============        =============

Earnings per common and common
     equivalent share:
     Net income                           $        .11                   (d)                              $        .11
                                          =================     =================     ===============     =============

Weighted average shares of
     common stock
   outstanding
                                             4,121,683                   (d)                                  4,121,683
                                          =================     =================     ===============     =============

                          UCI MEDICAL AFFILIATES, INC.
   NOTE TO PRO FORMA COMBINING STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                     FOR THE NINE MONTHS ENDED JUNE 30, 1996
                                   (Unaudited)

1. The proforma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a)      Net change in physician fees on an employment agreement between Henry
         A. Langston, Jr., M. D. , and UCI Medical Affiliates, Inc.

(b) Addition for amortization of goodwill on a straight line basis over 15 years.

(c) Accrued interest on note payable at 8.25% for nine months is recorded as paid in cash.

(d) Not applicable; H. A. Langston, Jr., M. D., P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            UCI Medical Affiliates, Inc.
                        (Registrant)



/s/ M.F. McFarland, III, M.D.                  /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and         Vice President of Finance and
Chairman of the Board                          Chief Financial Officer



Date:       November 27, 1996